SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


FORM  8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934


Date of Report (Date of earliest event reported): July 1, 1998

Commission File Number: 1-9383

WESTAMERICA BANCORPORATION
------------------------------------------------------
(Exact name of registrant as specified in its charter)

CALIFORNIA
------------------------
(State of incorporation)

94-2156203
---------------------------------------
(I.R.S. Employer Identification Number)

1108 FIFTH AVENUE, SAN RAFAEL, CALIFORNIA 94901
-----------------------------------------------------
(Address of principal executive offices and zip code)

(415) 257-8000
---------------------------------------------
(Registrant's area code and telephone number)



Item 5. Other Events

  On June 25, 1998, the Board of Directors of Westamerica Bancorporation ("the Company"), parent company of Westamerica Bank and Bank of Lake County, approved a plan to repurchase, as conditions warrant, up to an aggregate of 3,000,000 shares of its outstanding shares of common stock. This amount represents up to about 7.0% of the Company's currently outstanding common stock. Under the open-ended plan, the Company could purchase shares of its common stock from time to time through open market and privately negotiated transactions. The timing of the purchases and the exact number of shares to be purchased will depend on market conditions. The Company's strong capital position and healthy profitability contributed to the initiation of this plan, which is being implemented to optimize the Company's use of equity capital and enhance shareholder value.


Item 7: Financial Statements and Exhibits

(c) Exhibits. The following is furnished in accordance with the provisions of Item 601 of Regulation S-K.

    (99.1) Press release dated July 1, 1998.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAMERICA BANCORPORATION



By:      /s/ Dennis R. Hansen
         ------------------------------------
         Dennis R. Hansen
         Senior Vice President and Controller

Dated: July 6, 1998


                                   - 2 -



INDEX TO EXHIBITS
-----------------
                                             Sequentially
Exhibit No.       Description                Numbered Page
----------        -----------                -----------
  (99.1)          Press release dated              3
                  July 1, 1998


EXHIBIT (99.1)
--------------

WESTAMERICA BANCORPORATION

PRESS RELEASE

For Immediate Release               July 1, 1998

For additional information
Contact:     E. Joseph Bowler
             Westamerica Bancorporation
             707-863-6840
             http://www.westamerica.com

WESTAMERICA BANCORPORATION ANNOUNCES STOCK REPURCHASE PLAN

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC) ("the Company"), parent company of Westamerica Bank and Bank of Lake County, today announced that its Board of Directors approved a plan to repurchase, as conditions warrant, up to 3,000,000 shares of the Company's common stock on the open market or in privately negotiated transactions. The timing of purchases and the exact number of shares to be purchased will depend on market conditions. The repurchase plan represents up to about 7.0% of the Company's currently outstanding common stock and is open-ended.

  Chairman, President and CEO David Payne stated that this stock repurchase program is being implemented to provide management with an additional tool to optimize the Company's use of equity capital and enhance shareholder value. Westamerica's strong capital position and healthy profitability both contributed to the initiation of this new program.

  Westamerica Bancorporation operates as a multi-bank holding company with 89 branches in 22 Northern and Central California counties. At March 31, 1998, total assets were $3.8 billion and shareholders' equity was $414.8 million. Total common shares outstanding were 42.7 million at quarter ended March 31, 1998.

                                   - 3 -